Investor Presentation

January 2007

Winner Medical Group Inc.

(OTCBB: WMDG)

Safe Harbor Statement

This presentation contains certain statements that may include ''forward looking statements'' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
All statements, other than statements of historical fact included herein are "forward-
looking statements" including statements regarding Winner Medical Group Inc. and its subsidiary companies business strategy, plans and objective and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although Winner
Medical Group Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical Group Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical Group Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical Group Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical Group Inc. does not assume a duty to update these forward-looking statements.

Investment Highlights

Premier manufacturer of cotton surgical dressings and disposable medical products

Patented comprehensive product portfolio with significant competitive advantages

Leading Chinese exporter of medical disposables

#1 ranked Chinese exporter of cotton wadding, gauze and bandage supplies 2002-2005

Winner Medical’s products account for ~10% of China’s total medical disposables exports market

Long standing relationships with tier one international distribution channels

Partnerships with world-class medical supply OEMs in Japan, Europe and the U.S.

Typical customer relationship averages 8+ years

U.S. FDA approved for direct import of sterilized surgical dressings

One of few Chinese companies approved for direct import of sterilized products into U.S.

Winner Shenzhen benefits from special tax exempt status

Granted by Shenzhen Bureau of Science Technology & Information – April 2006

50% tax exemption until 2011

Strong Base of Existing Business

~75% total sales generated
through OEM channels

Strong Net Sales growth

         FY 2002 – 2006 CAGR

         ~33%

World-class customer base

~55% of FY 2006 total sales derived
from top 10 customers

Current Main Customers

U.S. & Australia

Netherlands

Belgium

Sweden

United Kingdom

Italy

Germany

Japan

Germany

•

–

40%
IV Catheterization
Others
17%
Nonwoven
7%
Wound mgmt
Diagnostic & lab disposables
10%
26%

54
79
2002
2007

•

January 2007

Medical Disposable Supplies Market – U.S.

Total U.S. medical disposable
supplies market was $54 billion
2002

Non-woven and wound management
disposables accounted for 7% and
10% respectively

Total U.S. medical disposable
supplies market is expected to
grow to $79 billion by 2007

Source: Freedonia Group www.freedoniagroup.com, www.the-infoshop.com

US Disposable Medical Supplies Market – $$54 billion in 2002

US Disposables Market – $in $billions

•

6.5
12.4
1998 2003

€
10%
US
4%
Others
Switzerland
4%
China
6%
EU
76%

•

January 2007

Medical Disposable Supplies Market – Europe

The EU medical disposable
supplies market increased from
€6.5 billion in 1998 to € 12.4 billion
in 2003

Chinese imports accounted for
~6% of the total EU imports of
cotton wadding, gauze and
bandages

Source: CBI - the Centre for the Promotion of Imports from developing countries, is an agency of the Netherlands Ministry of Foreign Affairs. www.cbi.nl

2004 EU Imports of Wadding, Gauze and Bandages

EU disposables consumption in Billion €

Growth Strategy

Nano assisted antibiotic materials

(Projected to be additive to future woven gauze products)

Revenue anticipated FY 2008

Cohesive and Self-Adhesive bandage materials

Revenue generation effective first quarter of CY 2006

PurCotton™

NEW - Non-woven, cotton spunlace  product

Revenue expected to commence in the first half of FY 2007

Sterilized products

Higher gross margins

Non-sterilized products

Transition from low margin to high margin products

Leverage R&D to introduce new products

Growth Strategy – Market Expansion

International Strategy

Leverage existing OEM partnerships to aggressively market new Winner
Medical products in Japan, Europe and the U.S.

Shift product focus to higher margin, sterilized products

Develop new OEM relationships

Continually seek new distributors to extend Winner Medical’s reach into new markets and expand reach in existing markets

Domestic Strategy

Aggressively market Winner Medical products in China

Third party estimates expect increased demand and strong growth for health care products in China

Regional Strategy

Market the “Winner” brand in Middle East, Southeast Asia, Latin America and
Africa

These emerging markets offer dramatic growth potential and substantial opportunity for the sale of “low cost, high quality alternatives” to products produced by large multinational companies

•

–

•

Total US and EU market for nonwoven, wadding, gauze and bandages, USD Billion
4.70
US + EU excluding China import
China
0.60

Total nonwoven,wadding, gauze and bandage export from China, USD Million
540
Total china export excluding Winner
Winner export
60

January 2007

Chinese Export Growth Potential

Total US and EU cotton wadding, gauze and bandage supplies market was ~$5.3 billion in 2004

Chinese exports accounted for ~11% of this market, or ~$600 million

Winner Medical has commanded the leading China export position since
2002

Source: CBI, Freedonia Group, China ecommerce network, Winner management estimates

Product Portfolio

Wide-ranging portfolio of medical supply products

Surgical dressings, dressing packs, wound care dressings, protective products, medical instruments, dental products and hygiene products for the institutional and home care markets

PurCotton™ – patented, potential “category killer” cotton product

Winner Medical-developed, technology-driven product

Possesses similar advantages to cotton gauze products (absorbent, non-allergenic, biodegradable), without the disadvantages (micro-organism attachment, fiber loss, shredding, raw edges, etc.)

Low manufacturing costs

New cohesive (self-adhering) bandage material

Winner Medical-developed, technology-driven product

Significant competitive advantage due to unique weaving pattern

Low manufacturing costs

Sample Product Offering

Sterilized Products

Higher margin products

U.S. FDA approved for direct export
of sterilized surgical dressings

One of few Chinese companies
approved for direct export to U.S.

Direct shipment allows for customers
to take advantage of Winner
Medical’s lower labor costs and more
efficient workflow process

Most Chinese manufacturers ship
product in bulk to U.S., where it is then
sterilized and repacked, increasing the
cost of the product

Winner plans to capitalize on its
FDA registration to:

Grow sales from a competitive
advantage

Improve gross margin through sale of
higher margin products

PurCotton™

Patented, potential “category killer” cotton product

Revolutionary new manufacturing process makes the PurCotton™ technology proprietary to Winner Medical

Non-woven spunlace material utilizing cotton rather than petrochemical fiber (polyester/rayon) as the raw material

Non-woven products are the largest and fast-growing segment within the medical disposables market

Product Advantages:

Strong, durable fabric

Absorbency is superior to traditional cotton gauze

PurCotton™ has higher tensile strength and lower weight than woven alternatives

Does not produce the extraneous fibers and shredding characteristic of traditional cotton gauze, which is known to exacerbate microbial infection propensity and increase wound healing complications

Significantly lower manufacturing cost than woven gauze

The technology is expected to eliminate ~90% of labor costs and significantly reduce production cycle time

“Green” product that is non-allergenic and fully biodegradable

PurCotton™ Target Markets

Traditional woven cotton market

Significant product and cost advantages of PurCotton™ are expected to generate immediate interest and demand for the product

Global medical disposables market is expected to grow 5-6% annually through 2010, with the non-woven segment growth projected to be 7-8% annually

Industrial and home hygiene markets

Strong application for the industrial and home hygiene markets

Primary applications are expected to be wipes, cloths, etc.

Rolls of PurCotton™ will be produced according to specifications from finished product manufacturers and shipped in bulk to the manufacturers’ factories for final finishing, packaging and shipment.

Source: CBI, Freedonia Group

Additional Product Opportunities

Self-adhesive and Cohesive Bandages

Technologically superior products at lower cost

Product design enables uniform tearing
without use of ancillary tools
(weaving technology)

Product cost advantages:

Fully integrated production in low cost
Winner Medical factories

Revolutionary adhesive coating technology eliminates

        approximately 80% of adhesive application waste

Nano antibiotic materials

Advantages:

Anti-inflammation and anti-bacterial

Increase ventilation, anti-viral and wound-cleansing properties and enhance efficacy

Facilities

2 Winner industrial parks  (Shenzhen
and Huanggang)

8 factories in Hubei Province, Shanghai,
and Zhuhai

All facilities in China: nearly 600,000
square meters

New PurCotton™ facility in
Huanggang

ISO 9001: 2000, ISO 13485: 2003 and
CE certification

R&D efforts

Joint research program with Hong Kong
Polytechnic University

FINANCIALS

FY02-06 CAGR 33%
65
60
55
50
45
40
35
30
25
20
FY02
FY03
FY04
FY05
FY06

5 year Revenue

Export
90
Domestic
10

Revenue source

0.24
0.21
0.18
0.15
0.12
0.09
0.06
0.03
0.00
FY02
FY03
FY04
FY05
FY06

Earning per share

Selected Income Statement

$      1.2 M

$      1.5 M

$      1.7 M

$      4.0 M

$      5.7 M

$   20.3 M

Fiscal Year

Ended

9/30/02

$      2.3 M

$      2.4 M

$      2.8 M

$      6.1M

$      8.8 M

$   31.8 M

Fiscal Year

Ended

9/30/03

$      4.4 M

$      4.7 M

$      5.1 M

$      6.6 M

$   11.5 M

$   44.3 M

Fiscal Year

Ended

9/30/04

Fiscal Year

Ended

9/30/05

Fiscal Year

Ended

9/30/06

$      7.9 M

$      5.8M

Net Income

(including Minority Interest)

$      8.4 M

$      6.3 M

Pre-tax Income

$      7.8 M

$      6.5 M

Operating Income

$      8.8 M

$   11.3 M

SG&A and other expenses

$   16.3 M

$   17.5 M

Gross Profit

$   58.4 M

$   63.9 M

Revenues

2006 Revenue by Geographic Market

12%
11%
12%
US
Other
China
Japan
Europe
26%
39%

Sterilized product mix is on the rise

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
95%
5%
91%
9%
80%
20%
60%
40%
FY03
FY04
FY05
FY06
Sterilized
Non-sterilized

January 2007

Revenue Mix and Sources

Winner Medical’s products are exported to approximately 80 countries and

            120 firms worldwide

Distribution channels

U.S., Japan and Europe: OEM suppliers

Developing countries: Winner brand

Selected Balance Sheet Highlights

$   54.2 M

$   34.4 M

$      1.2 M

$   18.7 M

$   54.2 M

$   26.8 M

$   25.8 M

$   10.5 M

$      2.7 M

9/30/05

$   44.8 M

$   27.6 M

$      1.0 M

$   16.2 M

$   44.8 M

$   25.7 M

$   18.7 M

$      8.7 M

$      1.5 M

9/30/04

$   39.2 M

$   23.2 M

$      1.0 M

$   15.0 M

$   39.2 M

$   20.6 M

$   18.5 M

$      7.1 M

$      1.6 M

9/30/03

$   21.2 M

$   35.8 M

Property, Plant & Equipment,
net

$      5.9 M

$   11.3 M

Inventories, net

$   11.6 M

$   29.8 M

Total Current Assets

$   31.6 M

$   67.2 M

Total Liabilities and
Stockholders’ Equity

$   16.3 M

$   52.3 M

Total Stockholders’ Equity

$      1.0 M

$      0.1 M

Minority Interest

$   14.3 M

$   14.7 M

Total Current Liabilities

$   31.6 M

$   67.2 M

Total Assets

$      0.4 M

$      4.3 M

Cash & Cash Equivalents

9/30/02

9/30/06

Capital Market Summary

Ticker Symbol                                                                                                                                       WMDG

Market                                                                                                                                                      OTC Bulletin Board

Fiscal Year End                                                                                                                                      September 30

Recent Price (as of Jan 5, 2007)                                                                                    $4.00

Shares Outstanding                                                                                                               44.7 million

Market Capitalization                                                                                                           $178.8 million

Cash Position (as of Sept 30, 2006)                                                                        $4.3 million

Working Capital (as of Sept 30, 2006)                                                               $15.1 million

Total Debt (as of Sept 30, 2006)                                                                                        $5.4 million

Summary

Winner Medical is the “best in class” manufacturer of cotton surgical dressings and disposable medical products with a strong base of revenues, customers and capabilities

Global surgical dressings and medical disposable supplies market is expected to continue to generate strong demand

Winner Medical’s strategies of superior products/product quality, cost advantage and logistics excellence have created long term competitive advantage

Sales growth and gross margin improvement will come from shift in product mix to higher margin sterilized products, especially new products such as
PurCotton™, Cohesive and Self-adhesive bandages

Winner Medical is well positioned with R&D capabilities to both create and capitalize on significant future opportunities

Thank you

investors@winnermedical.com

www.winnermedical.com